Bills Receivable	6 Months Ended
Jun. 30, 2012
Other Receivables [Abstract]
BILLS RECEIVABLE

Note 4 – Bills Receivable

To reduce the Group’s credit risk, the Group requires certain customers to pay for the sale of the Group’s products by bills receivable. Bills receivable are short-term notes receivable issued by a financial institution that entitles the Group to receive the full face amount from the financial institution at maturity, which generally ranges from 3 to 6 months from the date of issuance. Historically, the Group has experienced no losses on bills receivable.

In certain circumstances, the Group has arranged to transfer with recourse certain of its bills receivable to banks. Under this discounting arrangement, the bank pays a discounted amount to the Group and collects the amounts owed from the customers’ banks. The discount costs 6.0% to 7.0% of the balance transferred, which is recorded as “interest expense”.

The Group has not discounted any bills receivable during the three months and six months ended June 30, 2012. For the three and six months ended June 30, 2011, the Group received proceeds, net of discount, from the sale of bills receivable amounting to RMB22,443 thousand and RMB28,695 thousand, respectively. In addition, the Group recorded discounts amounting to RMB383 thousand and RMB486 thousand, respectively, in respect of the bills receivable sold for the three months and six months ended June 30, 2011.

For bills receivable sold to banks that the Group has surrendered control, the Group derecognized the discounted bills receivable pursuant to the provisions of ASC 860. As of June 30, 2012, the Group has not derecognized discounted bills receivable. As of December 31, 2011, the Group has derecognized discounted bills receivable amounting to RMB12,162 thousand in accordance with ASC 860.